SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2005


                      Commission file number: 33-131110-NY

                               4net Software, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                   22-1895668
 ------------------------------                   ------------------
 State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization                    Identification No.)


              100 Mill Plain Road, Danbury  Connecticut    06811
             -----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (203) 791-3872
               --------------------------------------------------
               (Registrant's telephone number including area code)


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Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

          (a) Previous independent accountants

          (i) On January 14, 2005 the registrant dismissed Kostin, Ruffkess & Company, LLC as its independent accountants.

          (ii) The reports of Kostin, Ruffkess & Company, LLC on the financial statements for the fiscal years ended September 30, 2004 and September 30, 2003 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles. The report of Kostin, Ruffkess & Company, LLC on the financial statements for the fiscal year ended September 30, 2004 contained an explanatory paragraph relating to the uncertainty of the registrant's ability to continue as a going concern.

          (iii) The Board of Directors of the registrant, participated in and approved the decision to change independent accountants.

          (iv) In connection with its audits for the two most recent fiscal years and through January 14, 2005, there have been no disagreements with Kostin, Ruffkess & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kostin, Ruffkess & Company, LLC would have caused them to make a reference thereto in their report on the financial statements for such periods.

          (v) During the two most recent fiscal years and through January 14, 2005, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (vi) The registrant has requested that Kostin, Ruffkess & Company, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter Kostin, Ruffkess & Company, LLC is attached hereto as Exhibit 16.1 to this Form 8-K

          (b) New independent accountants.

          (i) The registrant engaged Carlin, Charron & Rosen, LLP as its new independent accountants, as of January 14, 2005. During the two most recent fiscal years and through January 14, 2005 the registrant has not consulted Carlin, Charron & Rosen, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the registrant, and either a written report was provided to the registrant or oral advice was provided that Carlin, Charron & Rosen, LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.

          (ii) During the two most recent fiscal years and through January 14, 2005 the registrant has not consulted Carlin, Charron & Rosen, LLP regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

          (iii) the registrant has requested that Carlin, Charron & Rosen, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Carlin, Charron & Rosen, LLP is attached hereto as Exhibit 16.2 to this Form 8-K.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired

              Not Applicable

          (b) Pro Forma Financial Information

              Not Applicable

          (c) Exhibits.

              The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
-------           -----------
16.1              Letter from Kostin, Ruffkess & Company, LLC

16.2              Letter from Carlin, Charron & Rosen, LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 14, 2005

                                           4net Software, Inc.
                                              (Registrant)


                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson,
                                           CEO and President

                                  Exhibit Index

Exhibit           Description
-------           -----------
16.1              Letter from Kostin, Ruffkess & Company, LLC

16.2              Letter from Carlin, Charron & Rosen, LLP